Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of American Pension Investors Trust, do hereby certify, to the best of their knowledge:

1.	The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2026 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David D. Basten
David D. Basten
President and Principal Executive Officer

Date:	4/8/26

/s/ M/ Dennis Stratton
M. Dennis Stratton
Chief Financial Officer and Principal Financial Officer

Date:	4/8/26

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by American Pension Investors Trust as part of the report or as a separate disclosure document.